Future Principal Payment Requirements on Outstanding Debt (Detail) - USD ($)	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Debt, Fiscal Year Maturity
2022	$ 646,985	$ 2,914,434
2023	2,639,402	44,166,662
2024	352,761,308	293,039,610
2025	2,869,187	2,869,188
2026	341,916,098	341,916,098
2027 and thereafter	342,605,557	192,605,555
Total payments	1,043,438,537	877,511,547
Discount on secured debt	96,377	234,604
Debt issuance costs, net	(4,743,682)	(3,879,296)
Total debt	$ 1,038,598,478	$ 873,866,855	$ 717,952,233